UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     July 27, 2007 (July 26, 2007)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On July 26, 2007, Brown-Forman Corporation (the "Company" or "Brown-Forman") issued a press release commenting on financial and operating results for the fiscal year ended April 30, 2007. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference.

This report contains statements that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, words such as "will" and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections.

This information furnished pursuant to this Item 2.02 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure

On July 26, 2007, the Company isued a press release announcing that its Board of Directors approved a regular cash dividend of $30.25 per share on Class A and Class B Common Stock. Stockholders of record on September 4, 2007 will receive the cash dividend on October 1, 2007. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference.

This information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

 (a)      Not applicable.
 (b)      Not applicable.
 (c)      Exhibits.
          99.1     Press Release, dated July 26, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   July 27, 2007                      By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and Assistant
                                                 Corporate Secretary


Exhibit Index

99.1  Press Release, dated July 26, 2007, issued by Brown-Forman Corporation.


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                                                                   Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN SHAREHOLDERS SALUTE RETIRING CHAIRMAN AND HEALTHY BUSINESS Directors Re-elected; Dividend Declared

Louisville, KY, July 26, 2007 - At today's annual meeting, Brown-Forman Corporation stockholders celebrated the nearly 40-year career of company Chairman Owsley Brown II, who is retiring from executive service on September
30. Brown, who joined Brown-Forman as assistant treasurer in 1968, has been chairman since 1995 and also served as chief executive officer from 1993 to 2005.

Brown-Forman President and Chief Executive Officer Paul Varga, who becomes chairman of the corporation on August 1, lauded Brown's tenure. "Under Owsley Brown's leadership and direction, Brown-Forman has been transformed into a truly global enterprise," stated Varga. "More importantly, he has positioned our company for continued growth and prosperity in the future."

When Brown became CEO in 1993, only 22% of the company's net sales revenue was derived from outside the U.S. Today, 47% of the revenue comes from international markets, even as the company's business in the U.S. has continued to show healthy gains. During Brown's tenure as head of the company, Jack Daniel's depletions have more than doubled, to over nine million cases, as the brand is now sold in more than 135 countries across the globe.

An even broader measure of Brown's successful leadership is indicated by the company's earnings growth. Brown-Forman's earnings from continuing operations grew from $0.83 per share in fiscal 1993 to $3.22 per share in fiscal 2007, a compound annual growth rate of 10%.

Healthy Business

Brown-Forman shareholders also applauded the company's record earnings of $3.22 per share from continuing operations for the fiscal year ended April 30, 2007, driven by continued volume growth and margin improvement from the company's premium brands. Diluted earnings per share from continuing operations for the full year were up 1% on a reported basis and 11% on an underlying basis. Over the past three years, the company achieved an underlying compound growth rate of 12% in EPS, on a comparable basis, surpassing the company's estimated organic growth rate of 7% for the industry.

Owsley Brown told shareholders that he is leaving the company in good hands. "I have great confidence in Paul Varga, an exceptional leader with more than 20 years at Brown-Forman. Paul and his superb team are committed to delivering excellent long-term growth of our company for the benefit of our shareholders.

"I also know that when Garvin Brown IV, another of our outstanding young leaders, becomes Presiding Chairman of our Board of Directors in September, he will have great success in helping shape and facilitate the variety of important activities our strong Board undertakes to ensure our long-term prosperity," said Owsley Brown.

Directors Re-elected

Brown-Forman re-elected the following people to its Board of Directors: Owsley Brown II, Paul C. Varga, Patrick Bousquet-Chavanne, Barry D. Bramley, Geo. Garvin Brown IV, Martin S. Brown, Jr., Donald G. Calder, Sandra A. Frazier, Richard P. Mayer, William E. Mitchell, Matthew R. Simmons, William M. Street, Dace Brown Stubbs, and James S. Welch, Jr.

Dividend Declaration

At its meeting, the Board of Directors approved a regular quarterly cash dividend of 30.25 cents per share on Class A and Class B Common Stock. Stockholders of record on September 4, 2007, will receive the cash dividend on October 1, 2007. Brown-Forman has paid regular quarterly cash dividends for 62 consecutive years.

Brown-Forman Corporation is a diversified producer and marketer of fine quality beverage alcohol brands, including Jack Daniel's, Canadian Mist, Southern Comfort, Finlandia Vodkas, Herradura and el Jimador tequilas, Fetzer and Bolla wines, and Korbel California Champagnes.

Important Note on Forward-Looking Statements:
This release contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - changes in general economic conditions, particularly in the United States where we earn a significant portion of our profits;
 - lower consumer confidence or purchasing in the wake of higher energy prices or catastrophic events;
 - tax increases, whether at the federal or state level or in major international markets and/or tariff barriers or other restrictions affecting beverage alcohol;
 - limitations and restrictions on distribution of products and alcohol marketing, including advertising and promotion, as a result of stricter governmental policies adopted either in the United States or in international markets;
 - adverse developments in the class action lawsuits filed against Brown-Forman and other spirits, beer and wine manufacturers alleging that our industry conspired to promote the consumption of alcohol by those under the legal drinking age;
 - a strengthening U.S. dollar against foreign currencies, especially the British Pound, Euro, Australian Dollar, and the Mexican Peso;
 - reduced bar, restaurant, hotel and travel business, including travel retail, in the wake of terrorist attacks;
 - lower consumer confidence or purchasing associated with high energy prices;
 - longer-term, a change in consumer preferences, social trends or cultural trends that results in the reduced consumption of our premium spirits brands;
 - changes in distribution arrangements in major markets that limit our ability to market or sell our products;
 - adverse impact on performance and reported results as a consequence of integrating acquisitions and ensuring their conformance to the company's trade practice standards, financial controls environment and U.S. public company requirements;
 - increases in the price of energy or raw materials, including grapes, grain, wood, glass, and plastic;
 - excess wine inventories or a world-wide oversupply of grapes or agave;
 - termination of our rights to distribute and market agency brands included in our portfolio;
 - counterfeit production of our products and any resulting negative effect on our intellectual property rights or brand equity; and
 - adverse developments as a result of state or federal investigations of beverage alcohol industry trade practices of suppliers, distributors and retailers.